UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                       September 11, 1996




                       CHEMED CORPORATION
      (Exact name of registrant as specified in its charter)




     Delaware                1-8351               31-0791746
(State or other    (Commission File Number)    (I.R.S. Employer
 jurisdiction of                                Identification
  incorporation)                                    Number)




 2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
 (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code:
                         (513)  762-6900












                          Page 1 of 15
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On August 14, 1996, Chemed Corporation (the "Company") commenced a Tender Offer (the "Offer") to purchase any and all outstanding shares of common stock of Roto-Rooter, Inc. for $41.00 per share in cash. The Offer expired 12:00 Midnight, on Wednesday, September 11, 1996. In accordance with the terms of the Offer, stockholders tendered approximately 2,100,000 shares of Roto-Rooter, Inc. common stock. Consequently, the Company's ownership interest increased from 58%, immediately preceding the Offer, to 97%.

           On September 17, 1996, the Company's Board of Directors authorized a second step merger between a newly formed subsidiary, Chemed Acquisition Corp., and Roto-Rooter, Inc. to acquire the 3% of Roto-Rooter, Inc. shares (approximately 161,000 shares) not tendered and purchased pursuant to the original
Offer. As a result, the Company now owns 100% of Roto-Rooter, Inc.

           The Company has acquired all of the outstanding shares of Roto-Rooter common stock at an aggregate price of approximately
$100,000,000, including transaction related expenses, representing a premium of $66,661,000 over the book value of the stock acquired.

           The funds required to effect the purchase of these shares were obtained from a combination of cash on hand, from borrowings under the Company's $85,000,000 revolving credit facility with Bank of America National Trust and Savings Association ("Credit Facility"), as agent, and from borrowings under uncommitted lines of credit with various banks. The interest rate on the Credit Facility is subject to readjustment every 30 days and the interest rate on the lines of credit is adjusted daily. The interest rates on the Credit Facility and the uncommitted lines of credit range from 5.55% to 5.79%. It is possible that the Company, in the future, may secure an alternative source of financing with a longer term maturity that would increase the interest rate on these funds by as much as 2.0% points under current market conditions.

           The Company presently has no plans or proposals which would materially alter the ongoing operations of Roto-Rooter, Inc.










                          Page 2 of 15
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

           (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
The audited financial statements of Roto-Rooter, Inc. (CIK # 0000755548) as of and for the year ended December 31, 1995, together with the report thereon of Price Waterhouse LLP, independent accountants, have been previously filed in Roto-Rooter, Inc.'s report on Form 10-K for the year ended December 31, 1995. The unaudited Statements of Income and Cash Flows for Roto-Rooter, Inc. for the six months ended June 30, 1996 and 1995 and the unaudited Balance Sheet as of June 30, 1996 have been previously filed in Roto-Rooter, Inc.'s report on Form 10-Q for the six month period ended June 30, 1996. These filings are incorporated herein by reference.

           (b)  PRO FORMA FINANCIAL INFORMATION
The goal of pro forma financial information is to provide information about the continuing impact of the Company's purchase of 2,261,000 shares of Roto-Rooter, Inc. by showing how it might have affected historical financial statements had the transaction been consummated at an earlier date. To this end, the following assumptions have been made in preparing the unaudited Pro Forma Consolidated Statements of Income of Chemed Corporation and Subsidiary Companies for the six months ended June 30, 1996 and 1995 and for the year ended December 31, 1995 and the unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 1996:

        (i) For purposes of preparing the unaudited Pro Forma Consolidated Statements of Income, the Company's acquisition of all outstanding shares of Roto-Rooter, Inc. common stock at the price of $41.00 per share, plus additional transaction related expenses of approximately $7,000,000 was assumed to have occurred at the beginning of each fiscal period presented.

       (ii) For purposes of preparing the unaudited Pro Forma Balance Sheet, the Company's aforementioned acquisition of 2,261,000 shares of Roto-Rooter, Inc. common stock was assumed to be consummated on the balance sheet date.

      (iii) The Company's earnings have been adjusted for the increase in the Company's ownership interest in Roto-Rooter, Inc.

       (iv) The excess of the purchase price of $41.00 per share over the identifiable tangible and

                          Page 3 of 15
                     intangible assets of Roto-Rooter, Inc. has
                     been recorded as additional goodwill.   At
                     December 31, 1995, Roto-Rooter, Inc. had net worth of $74,986,000, identifiable intangible assets of $12,336,000 and goodwill of $53,179,000 recorded on its balance sheet. The intangible assets primarily related to trade names and customer lists, acquired in conjunction with Roto-Rooter's 1991 and 1993 purchases of the predecessor companies that now operate as the Service America residential appliance and air-conditioning repair business, which are being amortized predominately over a forty year period.
                     Since the valuation and lives assigned to these intangibles were based on appraisals made at relatively recent dates, further allocation of excess purchase price to these items was not deemed necessary.

                     Roto-Rooter is the preeminent national
                     supplier of sewer and drain cleaning and plumbing repair service. Its well recognized name and base of business that has been developed over the years have an indefinite life span. Forty years has been chosen as the appropriate life for goodwill since it is the maximum permitted by generally accepted accounting principles.

           (v) The Company financed the acquisition of the 2,261,000 outstanding shares of Roto-Rooter, Inc. using a combination of additional debt and cash on hand. $19,000,000 was borrowed under uncommitted lines of credit with various banks, $50,000,000 was drawn down against the Credit Facility and the $31,000,000 balance of the purchase price was funded from excess cash on hand. During the six months ended June 30, 1996 and 1995, the Company was assumed to incur interest expense on this debt at rates of 5.63% and 6.60% per annum, respectively (6.46% per annum during the year ended December 31, 1995). In addition, the Company is assumed to have foregone interest income earned on its excess cash at rates of 5.23 % and 6.76% per annum during the six months ended June 30, 1996 and 1995, respectively (6.56% per annum during the year ended December 31, 1995).

The unaudited pro forma financial statements of the Company follow:
                          Page 4 of 15
                               CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                             UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                              JUNE 30, 1996
                                             (in thousands)

                                                                                   Pro Forma
                                                                                   Adjustments
                                                                                   Add/ (Deduct)
                                                                                   -------------


                                                              Historical              Note A             Pro Forma
                                                             -----------           -----------          -----------
ASSETS
Current Assets
   Cash and cash equivalents                                 $   32,255            $  (31,000)          $     1,255
   Accounts receivable, less allowances                          87,358                     -                87,358
   Inventories                                                   55,226                     -                55,226
   Statutory deposits                                            19,505                     -                19,505
   Other current assets                                          20,583                     -                20,583
                                                             ----------            ----------           -----------
          Total current assets                                  214,927               (31,000)              183,927
Other investments                                                78,673                     -                78,673
Properties and equipment, net                                    79,899                     -                79,899
Identifiable intangible assets, net                              17,686                     -                17,686
Goodwill, net                                                   119,121                66,661               185,782
Other assets                                                      9,602                     -                 9,602
                                                             ----------            ----------           -----------
          Total Assets                                       $  519,908            $   35,661           $   555,569
                                                             ==========            ==========           ===========
LIABILITIES
Current liabilities
   Accounts payable                                          $   27,825            $        -            $   27,825
   Bank notes and loans payable                                  25,000                69,000                94,000
   Current portion of long-term debt                              7,500                     -                 7,500
   Income taxes                                                   8,840                     -                 8,840
   Deferred contract revenue                                     25,043                     -                25,043
   Other current liabilities                                     45,142                     -                45,142
                                                             ----------            -----------          -----------
          Total current liabilities                             139,350                69,000               208,350
Deferred income taxes                                            11,354                     -                11,354
Long-term debt                                                   81,969                     -                81,969
Other liabilities and deferred income                            32,314                     -                32,314
Minority interest                                                43,668               (33,339)               10,329
                                                             ----------            -----------          -----------
          Total Liabilities                                     308,655                35,661               344,316
                                                             ----------            -----------          -----------
STOCKHOLDERS' EQUITY
Capital stock                                                    12,681                     -                12,681
Paid-in capital                                                 147,982                     -               147,982
Retained earnings                                               134,896                     -               134,896
Treasury stock                                                  (84,551)                    -               (84,551)
Unearned compensation - ESOPs                                   (30,473)                    -               (30,473)
Unrealized appreciation on investments                           30,718                     -                30,718
                                                             ----------            -----------          -----------
          Total Stockholders' Equity                            211,253                     -               211,253
                                                             ----------            -----------          -----------
          Total Liabilities and
             Stockholders' Equity                            $  519,908            $   35,661            $  555,569
                                                             ==========            ============         ============

See accompanying notes to unaudited financial statements.






                          Page 5 of 15
                          CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                            FOR THE SIX MONTHS ENDED JUNE 30, 1996
                             (in thousands except per share data)

                                                                         Pro Forma Adjustments
                                                                             Add/ (Deduct)
                                                                         ---------------------


                                                                                                                      Pro
                                           Historical     Note B         Note C         Note D         Note E         Forma
                                           ----------     ----------     ----------     ----------     ---------      ---------

Continuing Operations
  Sales                                    $  199,642     $        -     $        -     $        -     $       -      $ 199,642
  Service revenues                            138,290              -              -              -             -        138,290
                                           ----------     ----------     ----------     ----------     ---------      ---------
        Total sales and
          service revenues                    337,932              -              -              -             -        337,932

  Cost of goods sold                          136,703              -              -            834             -        137,537
  Cost of services provided                    83,376              -              -              -             -         83,376
  Selling and marketing expenses               48,897              -              -              -             -         48,897
  General and administrative
    expenses                                   47,913              -              -              -          (181)        47,732
  Depreciation                                  6,002              -              -              -             -          6,002
                                           ----------     ----------     ----------     ----------     ---------      ---------
        Total costs and expenses              322,891              -              -            834          (181)       323,544
                                           ----------     ----------     ----------     ----------     ---------      ---------
  Income from operations                       15,041              -              -           (834)          181         14,388
  Interest expense                            (3,831)              -         (1,942)             -             -         (5,773)
  Other income, net                            21,479              -           (811)             -             -         20,668
                                           ----------     ----------     ----------     ----------     ---------      ---------
  Income before income taxes and
    minority interest                          32,689              -         (2,753)          (834)          181         29,283
  Income taxes                                (12,211)             -            964              -           (63)       (11,310)
  Minority interest in earnings of
    subsidiaries                               (2,593)         2,243              -              -             -           (350)
                                           ----------     ----------     ----------     ----------     ---------      ---------
Net Income                                 $   17,885     $    2,243     $   (1,789)    $     (834)    $     118      $  17,623
                                           ==========     ==========     ===========    ==========     =========      =========

Earnings per common share
  Net income                               $     1.82                                                                 $    1.79
                                           ==========                                                                 =========
  Average Number of Shares                      9,852                                                                     9,852
                                           ==========                                                                 =========

See accompanying notes to unaudited financial statements.


                              Page 6 of 15
                             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                (in thousands except per share data)

                                                                         Pro Forma Adjustments
                                                                             Add/ (Deduct)
                                                                         ---------------------


                                                                                                                      Pro
                                           Historical     Note B         Note C         Note D         Note E         Forma
                                           ----------     ----------     ----------     ----------     ----------     ----------

Continuing Operations
  Sales                                    $  444,301     $        -     $        -     $        -     $        -     $  444,301
  Service revenues                            254,864              -              -              -              -        254,864
                                           ----------     ----------     ----------     ----------     ----------     ----------
        Total sales and
          service revenues                    699,165              -              -              -              -        699,165

  Cost of goods sold                          306,345              -              -          1,667              -        308,012
  Cost of services provided                   157,461              -              -              -              -        157,461
  Selling and marketing expenses               99,162              -              -              -              -         99,162
  General and administrative
    expenses                                   91,416              -              -              -           (301)        91,115
  Depreciation                                 11,819              -              -              -              -         11,819
  Nonrecurring expenses                           538              -              -              -              -            538
                                           ----------     ----------     ----------     ----------     ----------     ----------

        Total costs and expenses              666,741              -              -          1,667           (301)       668,107
                                           ----------     ----------     ----------     ----------     ----------     ----------
  Income from operations                       32,424              -              -         (1,667)           301         31,058
  Interest expense                             (8,466)             -         (4,457)             -              -        (12,923)
  Other income, net                            17,001              -         (2,034)             -              -         14,967
                                           ----------     ----------     ----------     ----------     ----------     ----------
  Income before income taxes and
    minority interest                          40,959              -         (6,491)        (1,667)           301         33,102
  Income taxes                                (15,614)             -          2,272              -           (105)       (13,447)
  Minority interest in earnings of
    subsidiaries                               (4,906)         4,008              -              -              -           (898)
                                           ----------     ----------     ----------     ----------     ----------     ----------
  Income from continuing
    operations                                 20,439          4,008         (4,219)        (1,667)           196         18,757
Discontinued operations                         2,743              -              -              -              -          2,743
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net Income                                 $   23,182     $    4,008     $   (4,219)    $   (1,667)    $      196     $   21,500
                                           ==========     ==========     ==========     ==========     ==========     ===========

Earnings per common share
  Income from continuing
    operations                             $     2.07                                                                 $     1.90
                                           ==========                                                                 ==========
  Net income                               $     2.35                                                                 $     2.18
                                           ==========                                                                 ==========
  Average Number of Shares                      9,861                                                                      9,861
                                           ==========                                                                 ==========

See accompanying notes to unaudited financial statements.





                              Page 7 of 15
                             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                               FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                (in thousands except per share data)

                                                                         Pro Forma Adjustments
                                                                             Add/ (Deduct)
                                                                         ---------------------
                                                                                                                      Pro
                                           Historical     Note B         Note C         Note D         Note E         Forma
                                           ----------     ----------     ----------     ----------     ----------     ----------

Continuing Operations
  Sales                                    $  225,458     $        -     $        -     $        -     $        -     $  225,458
  Service revenues                            121,744              -              -              -              -        121,744
                                           ----------     ----------     ----------     ----------     ----------     ----------
        Total sales and
          service revenues                    347,202              -              -              -              -        347,202

  Cost of goods sold                          155,443              -              -            834              -        156,277
  Cost of services provided                    75,365              -              -              -              -         75,365
  Selling and marketing expenses               51,544              -              -              -              -         51,544
  General and administrative
    expenses                                   44,479              -              -              -           (160)        44,319
  Depreciation                                  5,824              -              -              -              -          5,824
                                           ----------     ----------     ----------     ----------     -----------    ----------
        Total costs and expenses              332,655              -              -            834           (160)       333,329
                                           ----------     ----------     ----------     ----------     -----------    ----------
  Income from operations                       14,547              -              -           (834)           160         13,873
  Interest expense                             (4,222)             -         (2,277)             -              -         (6,499)
  Other income, net                            10,376              -         (1,047)             -              -          9,329
                                           ----------     ----------     ----------     ----------     -----------    ----------
  Income before income taxes and
    minority interest                          20,701              -         (3,324)          (834)           160         16,703
  Income taxes                                 (7,841)             -          1,163              -            (56)        (6,734)
  Minority interest in earnings of
    subsidiaries                               (2,170)         1,844              -              -              -           (326)
                                           ----------     ----------     ----------     ----------     -----------    ----------
  Income from continuing
    operations                                 10,690          1,844         (2,161)          (834)           104          9,643
Discontinued operations                           901              -              -              -              -            901
                                           ----------     ----------     ----------     ----------     -----------    ----------
Net Income                                 $   11,591     $    1,844     $   (2,161)    $     (834)    $      104     $   10,544
                                           ==========     ==========     ==========     ==========     ==========     ==========

Earnings per common share
  Income from continuing
    operations                             $     1.08                                                                 $     0.98
                                           ==========                                                                 ==========
  Net income                               $     1.17                                                                 $     1.07
                                           ==========                                                                 ==========
  Average Number of Shares                      9,866                                                                      9,866
                                           ==========                                                                 ==========

See accompanying notes to unaudited financial statements.











                              Page 8 of 15
                   CHEMED CORPORATION
    EXPLANATORY NOTES TO UNAUDITED FINANCIAL STATEMENTS
    JUNE 30, 1996, DECEMBER 31, 1995 AND JUNE 30, 1995

Note A - This adjustment reflects the impact of the Company's acquisition of all 2,261,000 outstanding shares of Roto-Rooter, Inc. at a price of $41.00 per share. The aggregate purchase price of $100,000,000, including tranaction related expenses of approximately $7,000,000, represented a premium of $66,661,000 over the book value of the stock acquired. This excess is recorded as goodwill and the $33,339,000 book value of the minority shareholders' interest in Roto-Rooter is eliminated.

Note B - This adjustment reflects the elimination of the minority shareholders' interest in the earnings of Roto-Rooter resulting from the Company's purchase of Roto-Rooter's outstanding minority interest.

Note C - This adjustment reflects the increased amount of aftertax interest expense that the Company would have incurred as a result of borrowing an additional $69,000,000. It also reflects the reduction in aftertax interest income that would have resulted from the application of the Company's excess cash on hand to fund the balance of the purchase price.

Note D - This adjustment reflects the impact of increased goodwill amortization.

Note E - This adjustment reflects the impact of the elimination of public company expenses, such as directors' fees, annual report production costs and higher audit fees, that will no longer be incurred by Roto-Rooter, Inc. now that it is a 100%- owned subsidiary.

           (c)  EXHIBITS

           (2)       Certificate of Ownership and Merger
                     of Chemed Acquisition Corp. into
                     Roto-Rooter, Inc.                             E-1 - E-5














                          Page 9 of 15
                           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CHEMED CORPORATION

                                          BY:  Arthur V. Tucker,  Jr.
                                               ----------------------
                                          Its: Vice President & Controller
                                               ---------------------------

Dated: September 24, 1996
       ------------------






































                          Page 10 of 15